UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
December 9, 2009

Date of Report (Date of earliest event reported)
CCFNB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-19028	23-2254643

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
232 East Street
Bloomsburg, PA 17815

(Address of principal executive offices)
570-784-4400

(Registrant’s telephone number, including area code)
N/A

(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
          On December 8, 2009, the registrant’s Board of Directors approved 2010 salaries for the following officers:
•	Lance O. Diehl, President and Chief Executive Officer $193,800 from $190,000.

•	Edwin A. Wenner, Chief Operating Officer $142,800 from $140,000.

•	Paul K. Page, Chief Lending Officer of First Columbia Bank & Trust Co., $132,600 from $130,000.

•	Jeffrey T. Arnold, Chief Financial Officer $115,000 from $100,000.
          On December 8, 2009, the registrant’s Board of Directors approved executive bonuses to Mr. Diehl, Mr. Wenner, Mr. Page, and Mr. Arnold. Mr. Diehl will receive a bonus of $30,000, Mr. Wenner $15,000, Mr. Page $15,000, and Mr. Arnold $15,000.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2009	CCFNB Bancorp, Inc.
	By:	/s/ Jeffrey T. Arnold
		Name:	Jeffrey T. Arnold, CPA,CIA
		Title:	Chief Financial Officer